Exhibit 99

Camco Financial Announces Fourth Quarter and 2008 Year-End Results

CAMBRIDGE, Ohio, Feb. 6, 2009 (GLOBE NEWSWIRE) -- Camco Financial Corporation (Nasdaq:CAFI), the financial holding company for Advantage Bank, reported today a net loss of $13.5 million or $1.89 per share for the quarter ended December 31, 2008, compared to net earnings of $807,000 or $0.11 per share, for the fourth quarter of 2007. Net loss for the full year 2008 totaled $13.1 million, or $1.83 per share, compared to net earnings of $4.5 million, or $0.61 per share in 2007. Assets totaled $1.0 billion at December 31, 2008.

The quarter and full year results were primarily affected by a noncash goodwill impairment charge and increases to the bank's provision for loan loss reserves. President and Chief Executive Officer James E. Huston commented, "Like many financial institutions in our region, the current economic conditions have continued to deteriorate in our markets and have significantly stressed our existing loan portfolios, resulting in our taking an additional loan loss provision of $10.8 million in the fourth quarter. The additional loan loss provision is the result of unemployment levels and declining economic conditions in recent months which have led to decreasing credit quality of our loan portfolio. The continued decline of the financial sector has negatively impacted our stock price, resulting in an evaluation of goodwill and recognition of a $6.7 million impairment charge in the fourth quarter of 2008. The goodwill charge does not affect the corporation's liquidity position nor regulatory capital calculations."

Review of Financial Performance

Net Interest Margin: During the fourth quarter of 2008, the net interest margin decreased 14 basis points to 2.68% from 2.82% in the third quarter of 2008, and for the year decreased 19 basis points from 2.97% to 2.78% at December 31, 2008. Non-performing loans and a decrease in returns on our investment portfolio in the current declining rate environment have contributed to our tightened margin during the fourth quarter and 2008 year. Interest earning assets decreased by $14.5 million from third quarter 2008 totals and $26.9 million from December 31, 2007. The decrease in interest earning assets is related to increased non-performing loans coupled with a decrease in loans receivable caused by lower loan production, which is reflective of tightening credit and underwriting standards coupled with the impaired housing market as new and existing home sales declined to decade lows.

Noninterest Income: For the quarter ended December 31, 2008, total noninterest income decreased $521,000 or 28.9% to $1.3 million compared to $1.8 million in the third quarter primarily due to a $392,000 decrease in the value of the company's mortgage servicing rights resulting from fewer loan sales and continued pay downs on the portfolio.

Noninterest Expense: For the quarter ended December 31, 2008, noninterest expense totaled $13.9 million, an increase of $7.3 million from the third quarter of 2008, primarily due to the impairment charge for goodwill of $6.7 million. Absent the nonrecurring goodwill charge, noninterest expense was $7.2 million, an increase of $634,000 or 9.6% and $471,000 or 7.0% from the quarters ended September 30, 2008 and December 31, 2007, respectively. Real estate owned writedowns, employee costs related to the departure of the former Chief Executive Officer and consulting activities also contributed to the fourth quarter noninterest expense increase.

Asset Quality: Net charge-offs totaled $2.7 million for the fourth quarter 2008 compared to $610,000 for the fourth quarter 2007. Loans secured by 1-4 family properties, multi-family, and land and development contributed to the total. Net chargeoffs totaled $5.7 million for the full year 2008 (including recoveries of $899,000) compared to $2.0 million for all of 2007. During 2008, loans secured by 1-4 family properties, consumer, and commercial comprised 44.6%, 7.2% and 48.2% of the total year charge offs, respectively.

Nonperforming loans increased to $51.1 million and other real estate owned increased to $6.5 million at December 31, 2008 from $24.0 million and $5.0 million at December 31, 2007. Loans secured by 1-4 family properties, consumer, and commercial comprised 34%, 10%, and 56% of nonperforming loans at December 31, 2008, respectively. Loans made with the purpose of non-owner occupied investments and commercial totaled $40.9 million or 81% of non performing loans. Land development loans totaled $15.1 million at December 31, 2008, with $6.5 million of the portfolio classified as nonperforming. Other real estate owned consisted primarily of non-owner occupied investments and commercial real estate, which was $4.0 million or 62% of the other real estate owned. The remaining $2.5 million or 38% of other real estate owned were owner occupied properties.

President and Chief Executive Officer Huston stated, "Our management team continues to be hard at work to proactively identify our existing credit risk exposure throughout all our loan portfolios. The building of the reserve is the appropriate action in the current declining economy. The bank remains well capitalized in relation to all regulatory requirements and while we are not happy with the current financial results, our team remains focused on providing value to our shareholders."

About Camco Financial Corporation:

Camco Financial Corporation, Holding Company of Advantage Bank, is a multi-state financial services Holding Company headquartered in Cambridge, Ohio. Advantage Bank and its affiliate, Camco Title Agency, offer relationship banking that includes commercial, small business and consumer financial services, internet banking and title insurance services from 28 offices in Ohio, Kentucky and West Virginia. Additional information about Camco Financial Corporation may be found on the Company's web sites: http://www.camcofinancial.com and http://www.advantagebank.com.

The Camco Financial Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4639

The words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demands for loans in the Company's market area and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

                     Camco Financial Corporation
        Condensed Consolidated Statements of Financial Condition
    (In thousands, except for per share data and shares outstanding)

               (Unaudited)(Unaudited)(Unaudited)(Unaudited)(Unaudited)
                 12/31/08    9/30/08    6/30/08    3/31/08   12/31/07
                ---------- ---------- ---------- ---------- ----------
 Assets
 ------
  Cash and
   Cash
   Equivalents      52,951     44,207     46,113     45,953     23,004
  Investments       98,758    100,353     95,312     94,721     91,688

  Loans Held
   for Sale          2,185      2,828        387      1,429      3,169

  Loans
   Receivable      772,388    789,113    798,760    803,158    818,725
  Allowance
   for Loan Loss   (15,541)    (7,465)    (8,174)    (7,853)    (6,623)
                ---------- ---------- ---------- ---------- ----------
   Loans
    Receivable,
    Net            756,847    781,648    790,586    795,305    812,102

  Goodwill              --      6,683      6,683      6,683      6,683
  Other Assets      92,620     90,266     88,403     88,126     86,615
                ---------- ---------- ---------- ---------- ----------

 Total
  Assets        $1,003,361 $1,025,985 $1,027,484 $1,032,217 $1,023,261
                ========== ========== ========== ========== ==========

 Liabilities
 -----------
  Deposits         723,956    730,590    731,059    730,780    692,184
  Borrowed Funds   183,833    189,866    193,358    194,660    220,981
  Other
   Liabilities      21,622     18,950     17,182     20,314     21,462
                ---------- ---------- ---------- ---------- ----------

 Total
  Liabilities      929,411    939,406    941,599    945,754    934,627

 Stockholders'
  Equity            73,950     86,579     85,885     86,463     88,634
                ---------- ---------- ---------- ---------- ----------

 Total
  Liabilities
  and
  Stockholders'
  Equity        $1,003,361 $1,025,985 $1,027,484 $1,032,217 $1,023,261
                ========== ========== ========== ========== ==========

 Stockholders'
  Equity to
  Total Assets        7.37%      8.44%      8.36%      8.38%      8.66%

 Total Shares
  Outstanding    7,155,595  7,155,595  7,155,595  7,155,595  7,155,595

 Book Value
  Per Share         $10.33     $12.10     $12.00     $12.08     $12.39

                       Camco Financial Corporation
             Condensed Consolidated Statements of Operations
                        Year to Date Information
    (In thousands, except for per share data and shares outstanding)

                                                 12 Months  12 Months
                                                   Ended       Ended
                                                  12/31/08   12/31/07
                                                (Unaudited) (Unaudited)
                                                 ---------- ----------
 Interest Income:
  Loans                                              50,487     57,955
  Mortgage-backed securities                          2,740      2,247
  Investment securities                               1,629      2,348
  Interest-bearing deposits and other                 1,968      2,327
                                                 ---------- ----------
   Total Interest Income                             56,824     64,877
                                                 ---------- ----------

 Interest Expense:
  Deposits                                           22,728     25,429
  Borrowings                                          8,246     10,992
                                                 ---------- ----------
   Total Interest Expense                            30,974     36,421
                                                 ---------- ----------
 Net Interest Income                                 25,850     28,456

 Provision for Losses on Loans                       14,586      1,495
                                                 ---------- ----------
 Net Interest Income After Provision
  for Loan Losses                                    11,264     26,961
                                                 ---------- ----------

 Noninterest Income:
  Rent and other                                      1,271      1,563
  Loan servicing fees                                 1,308      1,375
  Service charges and other fees on deposits          2,387      2,441
  Gain on sale of loans                                 364        353
  Mortgage servicing rights                            (114)       (68)
  Gain (loss) on sale of investment,
   mbs & fixed assets                                     3        (24)
  Income on cash surrender value life insurance       1,000        948
                                                 ---------- ----------
   Total noninterest income                           6,219      6,588
                                                 ---------- ----------

 Noninterest expense:
  Employee compensation and benefits                 13,279     13,216
  Occupancy and equipment                             3,374      3,464
  Data processing                                     1,152      1,186
  Advertising                                           938      1,299
  Franchise taxes                                     1,202      1,104
  Other operating                                     7,258      7,014
  Merger / Acquisition                                  628         --
  Goodwill Impairment                                 6,683         --
                                                 ---------- ----------
   Total noninterest expense                         34,514     27,283
                                                 ---------- ----------

 Earnings before provision for income taxes         (17,031)     6,266

  Provision for income taxes                         (3,957)     1,765
                                                 ---------- ----------
 Net Earnings (loss)                                (13,074)     4,501
                                                 ========== ==========

 Earnings (Loss) Per Share Reported:

                         Basic                       ($1.83)     $0.61
                       Diluted                       ($1.83)     $0.61

      Basic Weighted Number of
            Shares Outstanding                    7,155,595  7,326,907

    Diluted Weighted Number of
            Shares Outstanding                    7,155,595  7,328,494

                   Camco Financial Corporation
        Condensed Consolidated Statements of Operations
                      Quarterly Information
  (In thousands, except for per share data and shares outstanding)

               3 Months   3 Months   3 Months   3 Months   3 Months
                 Ended      Ended      Ended      Ended      Ended
                12/31/08   9/30/08    6/30/08    3/31/08   12/31/07
              (Unaudited)(Unaudited)(Unaudited)(Unaudited)(Unaudited)
               ---------  ---------  ---------  ---------  ---------
 Interest
  Income:
  Loans           11,793     12,503     12,667     13,524     14,358
  Mortgage-
   backed
   securities        702        703        701        634        600
  Investment
   securities        428        391        368        442        514
  Interest-
   bearing
   deposits
   and other         395        510        579        484        575
               ------------------------------------------------------
   Total
    Interest
    Income        13,318     14,107     14,315     15,084     16,047
               ------------------------------------------------------

 Interest
  Expense:
  Deposits         5,188      5,419      5,720      6,401      6,558
  Borrowings       1,892      2,022      2,129      2,203      2,531
               ------------------------------------------------------
   Total
    Interest
    Expense        7,080      7,441      7,849      8,604      9,089
               ------------------------------------------------------
 Net
  Interest
  Income           6,238      6,666      6,466      6,480      6,958

 Provision
  for Losses
  on Loans        10,824        590        850      2,322        980
               ------------------------------------------------------
 Net Interest
  Income After
  Provision for
  Loan Losses     (4,586)     6,076      5,616      4,158      5,978
               ------------------------------------------------------

 Noninterest
  Income:
  Rent and other     282        310        327        352        379
  Loan servicing
   fees              325        332        321        330        345
  Service
   charges
   and other
   fees on
   deposits          590        618        598        581        634
  Gain on sale
   of loans           61        127         57        119         89
  Mortgage
   servicing
   rights           (229)       163        261       (309)       134
  Gain (loss)
   on sale of
   investment,
   mbs & fixed
   assets             --         --         --          3          1
  Income on cash
   surrender
   value life
   insurance         254        254        249        243        240
               ------------------------------------------------------
   Total non-
    interest
    income         1,283      1,804      1,813      1,319      1,822
               ------------------------------------------------------

 Noninterest
  expense:
  Employee
   compensation
   and benefits    3,289      3,151      3,271      3,568      3,186
  Occupancy and
   equipment         828        827        826        893        829
  Data
   processing        332        293        299        228        299
  Advertising        219        229        294        196        280
  Franchise
   taxes             297        285        273        347        273
  Merger /
   Acquisition       171        196        261         --         --
  Other
   operating       2,084      1,605      1,662      1,907      1,882
  Goodwill
   Impairment      6,683         --         --         --         --
               ------------------------------------------------------
   Total non-
    interest
    expense       13,903      6,586      6,886      7,139      6,749
               ------------------------------------------------------

 Earnings before
  provision for
  income taxes   (17,206)     1,294        543     (1,662)     1,051
  Provision for
   income taxes   (3,693)       225        170       (659)       244
               ------------------------------------------------------
 Reported
  Net Income     (13,513)     1,069        373     (1,003)       807
               ------------------------------------------------------
 Net Earnings
  (loss)         (13,513)     1,069        373     (1,003)       807
               ======================================================

 Earnings (Loss)
  Per Share
  Reported:
       Basic      ($1.89)     $0.15      $0.05     ($0.14)     $0.11
     Diluted      ($1.89)     $0.15      $0.05     ($0.14)     $0.11

       Basic
    Weighted
   Number of
      Shares
 Outstanding   7,155,595  7,155,595  7,155,595  7,155,595  7,183,709
     Diluted
    Weighted
   Number of
      Shares
 Outstanding   7,155,595  7,162,566  7,164,018  7,155,595  7,184,277

                      Camco Financial Corporation
                    Selected Ratios and Statistics
               Periods Ended December 31, 2008 and 2007
    (In thousands, except for per share data and shares outstanding)

                            3 Months  12 Months   3 Months  12 Months
                              Ended      Ended     Ended      Ended
                            12/31/08   12/31/08   12/31/07   12/31/07
                           (Unaudited)(Unaudited)(Unaudited)(Unaudited)
                           ---------- ---------- ---------- ----------
 Return on average equity      -65.10%    -15.26%      3.63%      4.98%

 Return on average assets       -5.32%     -1.28%      0.31%      0.43%

 Interest rate spread            2.49%      2.59%      2.72%      2.74%

 Net interest margin             2.68%      2.78%      2.96%      2.97%

 Yield on earning assets         5.72%      6.11%      6.82%      6.78%

 Cost of deposits                3.01%      3.31%      3.99%      3.90%

 Cost of borrowings              4.04%      4.24%      4.41%      4.40%

 Total cost of interest
  bearing liabilities            3.23%      3.52%      4.10%      4.04%

 Noninterest expense to
  average assets                 5.47%      3.02%      2.60%      4.65%

 Efficiency ratio              184.86%    107.62%     76.87%     77.85%

 Nonperforming assets to
  total assets                   5.84%      5.84%      2.84%      2.84%

 Non performing loans to
  total net loans
  including loans held
  for sale                       6.87%      6.87%      2.94%      2.94%

 Allowance for loan losses
  to total loans                 2.05%      2.05%      0.82%      0.82%

 Ratios are based upon the mathematical average of the balances at the end of each month for the quarter and were annualized where appropriate.

                    Camco Financial Corporation
                    Averages for Quarters Ended
                 December, September and June 2008
    (In thousands, except for per share data and shares outstanding)

                                      --------------------------------
                                              December 31, 2008
                                      --------------------------------
                                        Average               Yield/
                                        Balance   Interest     Rate
                                      --------------------------------
 Interest - Earning Assets:
  Loans held for sale                      1,709
  Loans receivable - net (1)             743,052     11,793       6.33%
  Securities (2)                         102,918      1,130       4.39%
  FHLB Stock                              29,888        370       4.95%
  Other interest bearing accounts         52,974         25       0.19%
                                      --------------------------------
   Total interest earning assets         930,541     13,318       5.72%
                                      --------------------------------

 Noninterest-earning assets               86,376
                                      ----------
 Total Assets                          1,016,917
                                      ==========

 Interest-Bearing Liabilities:
  Deposits                               688,361      5,188       3.01%
  Advances & Borrowings                  187,412      1,892       4.04%
                                      --------------------------------
   Total interest-bearing liabilities    875,773      7,080       3.23%
                                      --------------------------------

 Noninterest-bearing sources:
  Noninterest-bearing liabilities         58,109
  Shareholders' equity                    83,035
                                      ----------
 Total Liabilities and
  Shareholders' Equity                 1,016,917
                                      ==========

                                                            ----------
 Net Interest margin                                              2.68%
                                                            ==========

                                                 ---------------------
 Net Interest Income & Spread                         6,238       2.49%
                                                 =====================

                                      --------------------------------
                                             September 30, 2008
                                      --------------------------------
                                        Average               Yield/
                                        Balance   Interest     Rate
                                      --------------------------------
 Interest - Earning Assets:
  Loans held for sale                      1,606
  Loans receivable - net (1)             767,800     12,503       6.50%
  Securities (2)                          98,880      1,094       4.43%
  FHLB Stock                              29,590        398       5.38%
  Other interest bearing accounts         47,129        112       0.95%
                                      --------------------------------
   Total interest earning assets         945,005     14,107       5.97%
                                      --------------------------------

 Noninterest-earning assets               82,359
                                      ----------
 Total Assets                          1,027,364
                                      ==========

 Interest-Bearing Liabilities:
  Deposits                               694,240      5,419       3.12%
  Advances & Borrowings                  191,592      2,022       4.22%
                                      --------------------------------
   Total interest-bearing liabilities    885,832      7,441       3.36%
                                      --------------------------------

 Noninterest-bearing sources:
  Noninterest-bearing liabilities         55,662
  Shareholders' equity                    85,870
                                      ----------
 Total Liabilities and
  Shareholders' Equity                 1,027,364
                                      ==========

                                                            ----------
 Net Interest margin                                              2.82%
                                                            ==========

                                                 ---------------------
 Net Interest Income & Spread                         6,666       2.61%
                                                 =====================

                                      --------------------------------
                                                June 30, 2008
                                      --------------------------------
                                        Average               Yield/
                                        Balance   Interest     Rate
                                      --------------------------------
 Interest - Earning Assets:
  Loans held for sale                        846
  Loans receivable - net (1)             769,116     12,667       6.58%
  Securities (2)                          96,578      1,069       4.43%
  FHLB Stock                              29,195        393       5.38%
  Other interest bearing accounts         29,065        186       2.56%
                                      --------------------------------
   Total interest earning assets         924,800     14,315       6.19%
                                      --------------------------------

 Noninterest-earning assets              107,134
                                      ----------
 Total Assets                          1,031,934
                                      ==========

 Interest-Bearing Liabilities:
  Deposits                               693,014      5,720       3.30%
  Advances & Borrowings                  193,929      2,129       4.39%
                                      --------------------------------
   Total interest-bearing liabilities    886,943      7,849       3.54%
                                      --------------------------------

 Noninterest-bearing sources:
  Noninterest-bearing liabilities         58,573
  Shareholders' equity                    86,418
                                      ----------
 Total Liabilities and
  Shareholders' Equity                 1,031,934
                                      ==========

                                                            ----------
 Net Interest margin                                              2.80%
                                                            ==========

                                                 ---------------------
 Net Interest Income & Spread                         6,466       2.65%
                                                 =====================

 (1) Does not include ALLL and Non-Accrual Loans
 (2) Includes securities designated as available for sale

CONTACT:  Camco Financial Corporation
          James E. Huston, CEO
          740-435-2027